                                                                    EXHIBIT 99.2

             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON SCHEDULES

To the Stockholders of Orchard Supply Hardware Stores Corporation:

  We have audited in accordance with generally accepted auditing standards, the consolidated financial statements of Orchard Supply Hardware Stores Corporation included in this Form 8-K and have issued our report thereon dated February 23, 1996. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.



                                                 /s/ ARTHUR ANDERSEN LLP

San Jose, California
February 23, 1996

                   ORCHARD SUPPLY HARDWARE STORES CORPORATION

           SCHEDULE I--CONDENSED FINANCIAL INFORMATION OF SUBSIDIARY
                            CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                        JANUARY 29, JANUARY 28,
                                                           1995        1996
                                                        ----------- -----------
                        ASSETS
CURRENT ASSETS:
  Cash and cash equivalents............................  $  9,235    $  7,930
  Investments..........................................     3,000         --
  Accounts receivable..................................    14,414      16,598
  Inventory............................................   103,438     116,761
  Prepaid expenses and other...........................     8,221       8,391
  Assets held for disposal.............................     6,145       6,513
                                                         --------    --------
  Total current assets.................................   144,453     156,193
PROPERTY AND EQUIPMENT, net............................   129,840     132,645
OTHER ASSETS, net......................................    18,358      16,699
                                                         --------    --------
  Total assets.........................................  $292,651    $305,537
                                                         ========    ========
         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued liabilities.............  $ 70,919    $ 77,329
  Notes payable........................................       773         684
  Current portion of capital leases and long-term debt.     1,720       2,024
                                                         --------    --------
  Total current liabilities............................    73,412      80,037
OTHER LIABILITIES......................................     1,437         --
CAPITAL LEASES AND LONG-TERM DEBT, net of current
 portion...............................................   135,232     132,242
                                                         --------    --------
  Total liabilities....................................   210,081     212,279
                                                         --------    --------
STOCKHOLDERS' EQUITY:
  Additional paid-in capital...........................    80,231      82,509
  Retained earnings....................................     2,339      10,749
                                                         --------    --------
    Total stockholders' equity.........................    82,570      93,258
                                                         --------    --------
    Total liabilities and stockholders' equity.........  $292,651    $305,537
                                                         ========    ========

                   ORCHARD SUPPLY HARDWARE STORES CORPORATION

           SCHEDULE I--CONDENSED FINANCIAL INFORMATION OF SUBSIDIARY
                         CONDENSED STATEMENTS OF INCOME
                           FOR THE FISCAL YEARS ENDED
                                 (IN THOUSANDS)

                                            JANUARY 30, JANUARY 29, JANUARY 28,
                                               1994        1995        1996
                                            ----------- ----------- -----------
SALES......................................  $365,077    $441,646    $532,439
COST OF GOODS SOLD.........................   234,326     281,379     339,764
                                             --------    --------    --------
  Gross Margin.............................   130,751     160,267     192,675
SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES..................................   108,998     145,332     163,392
                                             --------    --------    --------
  Operating income.........................    21,753      14,935      29,283
INTEREST EXPENSE, net......................    11,583      12,596      13,345
                                             --------    --------    --------
  Income before provision for income taxes
   and extraordinary items.................    10,170       2,339      15,938
PROVISION FOR INCOME TAXES.................       --          --        4,289
                                             --------    --------    --------
  Income before extraordinary items........    10,170       2,339      11,649
EXTRAORDINARY ITEMS........................    (9,318)        --          --
                                             --------    --------    --------
  Net income...............................  $    852    $  2,339    $ 11,649
                                             ========    ========    ========

                   ORCHARD SUPPLY HARDWARE STORES CORPORATION

           SCHEDULE I--CONDENSED FINANCIAL INFORMATION OF SUBSIDIARY
                       CONDENSED STATEMENTS OF CASH FLOWS
                           FOR THE FISCAL YEARS ENDED
                                 (IN THOUSANDS)

                                            JANUARY 30, JANUARY 29, JANUARY 28,
                                               1994        1995        1996
                                            ----------- ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income................................  $    852    $  2,339    $ 11,649
 Non-cash adjustments to net income-
  Depreciation and amortization............     6,845       8,682      10,715
  Prepayment premium on senior and
   subordinated senior debentures..........     6,335         --          --
  Write-off of deferred financing costs....     2,745         --          --
  Accretion of debt discount...............       313         --          --
  Loss on asset disposals..................        65          55          15
 Changes in assets and liabilities--
  Increase in accounts receivable..........      (477)     (1,171)     (2,184)
  Increase in inventories..................    (8,636)    (20,944)    (13,323)
  Increase in prepaid expenses and other...    (2,429)     (2,631)       (355)
  Increase in accounts payable and other
   liabilities.............................     7,506      15,986       5,465
                                             --------    --------    --------
    Net cash provided by operating
     activities............................    13,119       2,316      11,982
                                             --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property, plant and
   equipment...............................   (29,491)    (30,577)    (12,500)
  (Purchase) redemption of investments.....       --       (3,000)      3,000
  Purchase of leasehold rights.............    (6,511)        --          --
                                             --------    --------    --------
    Net cash used in investing activities..   (36,002)    (33,577)     (9,500)
                                             --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of long-term debt.   103,079       1,752         --
  Principal payments on capital leases and
   long-term debt..........................   (50,757)    (52,335)     (2,686)
  Deferred financing costs paid............    (2,736)       (433)        (51)
  Repayment of notes payable, net..........    (1,727)     (2,473)        (89)
  Contributions from (distributions to)
   parent Company..........................    46,132      18,402        (961)
                                             --------    --------    --------
    Net cash provided by (used in)
     financing activities..................    93,991     (35,087)     (3,787)
                                             --------    --------    --------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS...............................    71,108     (66,348)     (1,305)
CASH AND CASH EQUIVALENTS, beginning of
 period....................................     4,475      75,583       9,235
                                             --------    --------    --------
CASH AND CASH EQUIVALENTS, end of period...  $ 75,583    $  9,235    $  7,930
                                             ========    ========    ========

                   ORCHARD SUPPLY HARDWARE STORES CORPORATION

                 SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS
                           FOR THE FISCAL YEAR ENDED
                                 (IN THOUSANDS)

                          BALANCE AT  CHARGED TO CHARGED TO             BALANCE
                         BEGINNING OF  COSTS /     OTHER               AT END OF
      DESCRIPTION           PERIOD     EXPENSES  ACCOUNTS   DEDUCTIONS  PERIOD
      -----------        ------------ ---------- ---------- ---------- ---------
JANUARY 30, 1994
Accounts receivable re-
 serves.................    $1,267      $1,215      $214     $(1,520)   $1,176
JANUARY 29, 1995
Accounts receivable re-
 serves.................    $1,176      $1,172      $210     $(1,357)   $1,201
JANUARY 28, 1996
Accounts receivable re-
 serves.................    $1,201      $1,488      $176     $(1,322)   $1,543